UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2007

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21326	04-314-5961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 New Boston Street, Woburn, MA 01801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  781-932-6616

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b):   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 18, 2007, the Registrant’s Vice President-Operations, Frank Luppino, resigned, effective September 28, 2007.

Item 9.01:   Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Anika Therapeutics, Inc. on September 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

September 19, 2007	By:	/s/ Charles H. Sherwood, Ph.D.
Charles H. Sherwood, Ph.D.
Chief Executive Officer and President